Financial instruments	6 Months Ended
Jun. 30, 2023
Disclosure of detailed information about financial instruments [abstract]
Financial instruments
10. Financial Instruments
Valuation hierarchy of financial instruments carried at fair value on a recurring basis

The table below shows the classifications of our financial instruments by valuation method in accordance with IFRS 13 at 30 June 2023 and 31 December 2022.
All instruments shown as being held at fair value have been classified as fair value through the profit and loss unless specifically footnoted.

	At 30 June 2023					At 31 December 2022
		Held at fair value					Held at fair value
	Total US$m	Level 1(a) US$m	Level 2(b) US$m	Level 3(c) US$m	Held at amortised cost US$m	Total US$m	Level 1(a) US$m	Level 2(b) US$m	Level 3(c) US$m	Held at amortised costs US$m
Assets
Cash and cash equivalents(d)	9,179	2,455	—	—	6,724	6,775	2,725	—	—	4,050
Investments in equity shares and funds(e)	167	86	—	81	—	222	147	—	75	—
Other investments, including loans(f)	1,474	1,232	—	200	42	2,275	2,018	—	229	28
Trade and other financial receivables(g)	2,908	13	1,242	—	1,653	2,765	18	1,306	—	1,441
Forward, option and embedded derivatives contracts, not designated as hedges(h)	90	—	18	72	—	67	—	16	51	—
Derivatives related to net debt(i)	—	—	—	—	—	2	—	2	—	—

Liabilities
Trade and other financial payables(j)	(6,175)	—	(72)	—	(6,103)	(6,485)	—	(30)	—	(6,455)
Forward, option and embedded derivatives contracts, designated as hedges(h)	(104)	—	—	(104)	—	(189)	—	—	(189)	—
Forward, option and embedded derivatives contracts, not designated as hedges(h)	(27)	—	(12)	(15)	—	(92)	—	(57)	(35)	—
Derivatives related to net debt(i)	(664)	—	(664)	—	—	(692)	—	(692)	—	—
10. Financial Instruments (continued)
(a)Valuation is based on unadjusted quoted prices in active markets for identical financial instruments.
(b)Valuation is based on inputs that are observable for the financial instruments, which include quoted prices for similar instruments or identical instruments in markets which are not considered to be active, or inputs, either directly or indirectly based on observable market data.
(c)Valuation is based on inputs that cannot be observed using market data (unobservable inputs). The change in valuation of our level 3 instruments for the period to 30 June 2023 is below:

30 June 2023
Level 3 financial assets and liabilities	US$m
Opening balance	131
Currency translation adjustments	(6)
Total realised gains/(losses) included in:
– consolidated sales revenue	5
– net operating costs	(13)
Total unrealised gains included in:
– net operating costs	66
Total unrealised gains transferred into other comprehensive income through cash flow hedges	49
Additions to financial assets/(liabilities)	13
Disposals/maturity of financial instruments	(11)
Closing balance	234
Net gains included in the income statement for assets and liabilities held at period end	70
(d)Our "cash and cash equivalents" of US$9,179 million (31 December 2022: US$6,775 million), includes US$2,455 million (31 December 2022: US$2,725 million) relating to money market funds which are treated as fair value through profit or loss (FVPL) under IFRS 9 with the fair value movements going into finance income.
(e)Investments in equity shares and funds include US$152 million (31 December 2022: US$153 million) of equity shares, not held for trading, where we have irrevocably elected to present fair value gains and losses on revaluation in other comprehensive income (FVOCI). The election is made at an individual investment level.
(f)Other investments, including loans, covers, cash deposits in rehabilitation funds, government bonds, managed investment funds and royalty receivables.
(g)Trade receivables include provisionally priced invoices. The related revenue is initially based on forward market selling prices for the quotation periods stipulated in the contracts with changes between the provisional price and the final price recorded separately within “Other revenue”. The selling price can be measured reliably for the Group's products, as it operates in active and freely traded commodity markets. At 30 June 2023, US$1,154 million (31 December 2022: US$1,234 million) of provisionally priced receivables were recognised.

(h)Level 3 derivatives consist of derivatives embedded in electricity purchase contracts linked to the LME, midwest premium and billet premium with terms expiring between 2025 and 2036 (31 December 2022: 2025 and 2036).
10. Financial Instruments (continued)
(i)Net debt derivatives include interest rate swaps and cross-currency swaps. As part of the International Swaps and Derivatives Association (ISDA) Fallbacks Protocol, on 1 July 2023 we completed the transition of our US LIBOR derivatives to SOFR on cessation of US LIBOR at 30 June 2023. There has been no impact on our hedging arrangements after taking into account the IFRS 9 'Financial Instruments' LIBOR reform reliefs.
(j)Trade and other financial payables comprise trade payables, other financial payables, accruals and amounts due to equity accounted units.
There were no material transfers between level 1 and level 2, or between level 2 and level 3 in the period ended 30 June 2023 or in the year ended 31 December 2022.
Valuation techniques and inputs
The techniques used to value our more significant fair value assets/(liabilities) categorised under Level 2 and Level 3 are summarised below:

Description	Fair Value US$m	Valuation technique	Significant Inputs
Level 2
Interest rate swaps	(346)	Discounted cash flows	Applicable market quoted swap yield curves Credit default spread
Cross currency interest rate swaps	(320)	Discounted cash flows	Applicable market quoted swap yield curves Credit default spread Market quoted FX rate
Provisionally priced receivables	1,154	Closely related listed product	Applicable forward quoted metal price

Level 3
Derivatives embedded in electricity contracts	(79)	Option pricing model	LME forward aluminium price Midwest premium and billet premium
Royalty receivables	191	Discounted cash flows	Forward commodity price Mine production
Sensitivity analysis in respect of level 3 financial instruments
For assets/(liabilities) classified under level 3, the effect of changing the significant unobservable inputs on carrying value has been calculated using a movement that we deem to be reasonably probable.
To value the long-term aluminium embedded power derivatives, we use unobservable inputs when the term of the derivative extends beyond observable market prices. Changing the level 3 inputs to reasonably possible alternative assumptions does not change the fair value significantly, taking into account the expected remaining term of contracts for either reported period. The fair value of these derivatives is a net liability of US$79 million at 30 June 2023 (31 December 2022: US$208 million).
Royalty receivables include amounts arising from our divested coal businesses with a carrying value of US$191 million (31 December 2022: US$209 million). These are classified as “Other investments, including loans" within “Other financial assets”. The fair values are determined using level 3 unobservable inputs. These royalty receivables include US$82 million from forecast production beyond 2030. These have not been adjusted for potential changes in production rates that could occur due to climate change targets impacting the operator.
10. Financial Instruments (continued)
The main unobservable input is the long-term coal price used over the life of these royalty receivables. A 15% increase in the coal spot price would result in a US$61 million increase (31 December 2022: US$68 million increase) in the carrying value. A 15% decrease in the coal spot price would result in a US$21 million decrease (31 December 2022: US$18 million decrease) in the carrying value. We have used a 15% assumption to calculate our exposure as it represents the annual coal price movement that we deem to be reasonably probable (on an annual basis over the long run).
Fair values disclosure of financial instruments

The following table shows the carrying amounts and fair values of our borrowings including those which are not carried at an amount which approximates their fair value at 30 June 2023 and 31 December 2022. The fair values of our remaining financial instruments approximate their carrying values because of their short maturity, or because they carry floating rates of interest.

	30 June 2023		31 December 2022
	Carrying value US$m	Fair value US$m	Carrying value US$m	Fair value US$m
Borrowings (including overdrafts)	12,849	13,048	11,071	11,192
Total borrowings with a carrying value of US$8.4 billion (31 December 2022: US$6.6 billion) relate to listed bonds with a fair value of US$8.4 billion (31 December 2022: US$6.6 billion) and are categorised as level 1 in the fair value hierarchy. Borrowings with a carrying value of US$3.8 billion (31 December 2022: US$3.8 billion) relate to project finance drawn down by Oyu Tolgoi, with a fair value of US$4.1 billion (31 December 2022: US$3.9 billion) using a number of level 3 valuation inputs. We refinanced the project finance on 16 February 2023 with a syndicate of international financial institutions, export credit agencies and commercial lenders. The lenders have agreed to a deferral of the principal repayments by three years to June 2026 and to an extension of the final maturity date by five years from 2030 to 2035. As part of refinancing, the debt transitioned to the SOFR benchmark to which we applied the Phase 2 IBOR reform relief under IFRS 9. The refinancing did not result in a derecognition of the drawn down amount, however we recognised an accounting loss on modification of US$123 million related to changes other than the benchmark transition and capitalised transaction costs incurred of US$50 million. Our remaining borrowings have a fair value measured by discounting estimated cash flows with an applicable market quoted yield, and are categorised as level 2 in the fair value hierarchy.